UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2013

Internet Patents Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26083 (Commission File Number)	94-3220749 (I.R.S. Employer Identification No.)

10850 Gold Center Dr, Suite 250B Rancho Cordova, California 95670 (Address of principal executive offices including zip code)

(916) 853-1529 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

At its meeting on April 10, 2013, the Board of Directors fixed June 14, 2013 as the date for the 2013 annual meeting of stockholders for the Company and April 22, 2013 as the record date for such annual meeting. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proposals for inclusion in the Company’s proxy statement for the 2013 annual meeting by submitting their proposals to the Company a reasonable time before the Company begins to print and send its proxy materials. The Company expects to print and send its proxy materials on or about April 30, 2013. Any stockholder submitted proposal must be received by the Company no later than April 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERNET PATENTS CORPORATION

Date: April 15, 2013	By:	/s/ L. Eric Loewe
Name: L. Eric Loewe
Title: Senior Vice President, General Counsel and Secretary